Exhibit 99.6

August 11, 2008

Dear i2 Customer,

I want to take this opportunity to communicate with you directly regarding the signing of a definitive merger agreement for JDA Software Group, Inc. to acquire i2, announced earlier today.

As you know, last year the i2 Board of Directors announced the formation of a Strategic Review Committee to consider and evaluate various strategic options to enhance i2 stockholder value. This past May, the Strategic Review Committee publicly outlined three recommendations: the outright sale of i2, growth through a merger or other transaction, or operating in a standalone scenario. After discussions with many potential participants, the Board of Directors determined that a definitive merger with JDA will deliver the greatest value to i2 stakeholders.

The acquisition offers many potential benefits to i2 customers. By combining the two companies, the opportunity for even greater value delivery is increased for you and all i2 customers around the world.

i2 and JDA share the same core values of delivering innovative, high-value solutions to solve our customers’ toughest supply chain challenges. Over the past 20 years, JDA has established a leading position in the retail industry, and more recently in process manufacturing and wholesale distribution, and has expanded its operations to encompass stakeholders across the global supply chain. JDA is dedicated to preserving the unique strengths and talents of i2 while creating a new, stronger company to support your needs.

Specifically, the pending acquisition is expected to:

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Create New Value for Partners and Customers. JDA and i2 already have over 130 common customers who have seen significant value through the use of our respective solutions. There are many opportunities to realize even greater value through the introduction of these unique solution and technology synergies into the balance of i2 and JDA’s combined 6,000-strong customer base and broader market.

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Accelerate Solution Innovation. JDA and i2 have each established a reputation for innovation and thought leadership for manufacturers, wholesaler-distributors, transportation providers, retailers and services industry customers worldwide. By combining resources and talents, it is anticipated that the two companies will be able to accelerate their combined core competencies to rapidly create new and better solutions that drive even greater value for all customers.

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Expand Expertise. It is anticipated that the combination of i2 and JDA will allow for accelerated and expanded solution innovation as a result of creating a unique global competence in supply chain planning and optimization. The combination of i2’s leadership in discrete manufacturing (electronics, high- tech, automotive, etc.) and JDA’s leadership in the process manufacturing, wholesale distribution, retail and services industries, is expected to create the world’s first offering of solutions and expertise that link the extended enterprise.

I know that you may have many questions about this announcement. To ensure that all interested parties have access to the latest updates, we have created an online resource site where you can find the latest information. Please visit http://www.i2.com/jda-acquisition.asp to view the following information:

•	Press Release Announcing JDA’s Intention to Acquire i2

•	Frequently Asked Questions on JDA’s Pending Acquisition of i2

•	Presentation on JDA’s Pending Acquisition of i2

Before the two companies can combine, certain conditions such as stockholder and regulatory approvals must be obtained. JDA’s acquisition of i2 is expected to close in the fourth quarter of 2008. Until it closes, each company will continue to operate independently. Please know that i2ers worldwide are dedicated to delivering you world-class solutions and service now and into the future.

We thank you for your continued support and look forward to building a stronger and more valuable relationship with your company in the years ahead.

Sincerely,

Pallab Chatterjee

Chief Executive Officer

P.S. Directions 2008, the i2 User Group Annual Meeting, will be held November 5-7 at the InterContinental Hotel in Dallas. It offers a tremendous opportunity to learn more about how i2 and JDA will work together to continue delivering innovative solutions for customers.

“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995

This letter contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the consummation of the pending merger of JDA Software Group, Inc. (“JDA”) and i2 Technologies, Inc. (“i2”), future financial and operating results of the combined company and benefits of the pending merger. Factors that could cause actual results to differ materially from those described herein include: (a) JDA’s ability to leverage the i2 products to enable it to further expand its position in the supply chain market; (b) JDA’s ability to successfully integrate and market the i2 products; (c) JDA’s and i2’s ability to obtain regulatory approvals; and (d) JDA’s and i2’s assumptions regarding the future financial and operating results of the combined company if JDA and i2 successfully complete the merger. Additional information relating to the uncertainty affecting the businesses of JDA and i2 as well as certain risk associated with the pending merger between JDA and i2 are contained in the respective filings with the SEC, including the Proxy Statement referred to below. Neither JDA nor i2 is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

In addition to the specific risks identified in the preceding paragraph, mergers involve a number of special risks, including diversion of management’s attention to the assimilation of the technology and personnel of acquired businesses, costs related to the merger, the integration of acquired products, technologies and employees into JDA’s business and product offerings, and the risk that the merger is not consummated. Achieving the anticipated benefits of the pending merger will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management’s attention, could have a material adverse effect on the combined company’s business, operating results and financial condition.

Caution Required by Certain SEC Rules

In connection with the proposed transaction, i2 has agreed to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement soliciting approval for the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement will be mailed to the stockholders of i2. Investors and security holders may obtain free copies of this document (when it is available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by going to i2’s Investor Relations page on its corporate website at www.i2.com/investor or by directing a request to i2 at One i2 Place, 11701 Luna Road, Dallas, Texas 75234, Attention: Investor Relations (telephone: 469-357-1000).

i2, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of i2 in connection with the transaction described herein. Information regarding the special interests of i2’s directors and executive officers will be included in the Proxy Statement described above. Additional information regarding these directors and executive officers is also set forth in i2’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2008 and Annual Report on Form 10-K filed with the SEC on March 17, 2008. These documents are available free of charge at the SEC’s web site at www.sec.gov and on i2’s corporate website at www.i2.com/investor on its investor relations page or at the telephone number listed above.

JDA may be deemed to have participated in the solicitation of proxies from the stockholders of i2 in favor of the proposed transaction described herein. Information regarding JDA’s directors and executive officers is set forth in JDA’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2008 and Annual Report on Form 10-K filed with the SEC on March 14, 2008. These documents are available free of charge at the SEC’s web site at www.sec.gov and on JDA’s corporate website at www.jda.com on its investor relations page.